PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Exhibit 10.9

DARTMOUTH - MASCOMA CORPORATION

SPONSORED RESEARCH AGREEMENT

This Agreement, effective this 1st day of April 2006, between TRUSTEES OF DARTMOUTH COLLEGE, a non-profit educational institution existing under the laws of the State of New Hampshire, and being located at Hanover, New Hampshire 03755, hereinafter called Dartmouth, and MASCOMA CORPORATION, a Delaware corporation, with a principal place of business at 161 First Street, 2nd Floor East, Cambridge, Massachusetts, 02142, hereinafter called MASCOMA.

WHEREAS, Dartmouth under the direction of Principal Investigator Lee Lynd, Ph.D., wishes to further research and development for biological and chemical processes for conversion of biomass into ethanol and other products capable of volume production (the “Research Field”), as described in the Research Plan (Attachment B); and

WHEREAS, MASCOMA wishes to sponsor such research under the terms and conditions hereinafter set forth; and

WHEREAS, Dartmouth has provided initial development of the technology, and Dartmouth and MASCOMA have jointly pursued in further improvements thereof; and

WHEREAS, Dartmouth and MASCOMA have agreed upon the terms of an exclusive license agreement to be concluded, hereinafter referred to as “License Agreement”;

NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, IT IS AGREED:

Section 1. Affiliate. “Affiliate” shall mean a legal entity at least 50% of the voting stock of which is owned directly or indirectly by MASCOMA.

Section 2. Agreement. “Agreement” shall mean this Sponsored Research Agreement.

Section 3. Effective Date. “Effective Date” shall mean the date first written above and shall be the Effective Date of this Agreement.

Section 4. Know-How.

(a) “Dartmouth Know-How” shall mean the ideas, methods, inventions, improvements, characterization and techniques hereinafter developed by Dartmouth pursuant to the terms of this Agreement.

(b) “Patentable Know-How” shall mean any Dartmouth Know-How that Dartmouth believes, or has reason to believe, may be eligible for patent protection under the laws of the United States or any foreign governmental entity.

Section 5. Dartmouth Patent Rights. “Dartmouth Patent Rights” shall mean any United

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States or Foreign Patent applications and any United States or Foreign Patent issuing from such applications, and any continuations, continuations-in-part, divisions, reissues, reexaminations or extensions thereof, owned or assignable to Dartmouth, containing one or more claims based upon Dartmouth Know-How. For avoidance of doubt, “Dartmouth Patent Rights” shall include, without limitation, patents and patent applications filed after the expiration of the Contract Period which contain one or more claims based upon Dartmouth Know-How, or Dartmouth Inventions, as defined in Section 9.

Section 6. Joint Patent Rights. “Joint Patent Rights” shall mean any United States or foreign patent applications and any United States or Foreign Patent issuing from such applications, and any continuations, continuations-in-part, divisions, reissues, reexaminations or extensions thereof, of which at least one inventor is a MASCOMA Inventor and at least one inventor is a Dartmouth Inventor (as both terms are defined in Section 9).

Section 7. Contract Period. The “Contract Period” shall mean the period commencing on the Effective Date and ending two years thereafter. MASCOMA shall have the option, subject to the development of a research plan to which Dartmouth consents, which consent shall not be unreasonably withheld, to extend the Contract Period for subsequent one-year periods (each, an “Extension Period”) by providing written notice to Dartmouth of its desire to exercise such an option.

Section 8. Research Support. MASCOMA shall provide research support to Dartmouth for laboratory research within the Research Field at a level of $1,823,713 for the Contract Period (the “Research Support”), according to the budget (the “Research Budget”) which makes up Attachment A, and the research plan which makes up Attachment B (the “Research Plan”). Subject to MASCOMA’s approval, which approval will not be unreasonably withheld, Dartmouth shall have the flexibility to rebudget the funds as necessary during the Contract Period so as to provide the Principal Investigator the opportunity to use the funds as he deems most reasonable to achieve the goals of the Research Plan, provided that the funds are used within the scope of the Research Plan. Dartmouth shall use its best efforts to perform the research as described in the Research Plan. To the extent that Dartmouth does not spend the Research Support in accordance with the Research Budget and the Research Plan during the Contract Period, the unspent Research Support shall be applied to research support of Dartmouth by MASCOMA during an Extension Period according to a research plan agreed upon between Dartmouth and MASCOMA. “Research Support” shall additionally include any funds which MASCOMA provides to Dartmouth to match grant funding from the U.S. Department of Energy or another U.S. governmental agency to support Dartmouth research in the Research Field (“Grant Funding”). For purposes of this Agreement, the phrase “arising from the Research Support” shall include any research supported by Grant Funding provided that MASCOMA’s contribution to such research equals 20% or more of the Grant Funding.

Section 9. Inventions. All inventions arising from the Research Support conceived solely by Dartmouth Inventors (defined below) shall be assigned to Dartmouth; for the purpose of this Agreement, such inventions are “Dartmouth Inventions”. All inventions conceived solely by the MASCOMA Inventors (defined below) shall be assigned to MASCOMA; for the purpose of this Agreement, such inventions are “Mascoma Inventions”. For inventions that are conceived jointly by Dartmouth and MASCOMA Inventors, Dartmouth and MASCOMA will hold joint title. For purposes of this Agreement, “Dartmouth Inventor” shall mean a Dartmouth employee or student working in his or her capacity as a Dartmouth employee or student as defined by Dartmouth policies; and “MASCOMA Inventor” shall mean a MASCOMA employee or a consultant to MASCOMA working in his or her capacity as a consultant to MASCOMA.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Section 10. Improvements. “Improvements” shall mean any patents or patent applications, which generically or specifically claim: (a) priority to any of the patents or patent applications that are “Dartmouth Patent Rights” under the License Agreement with the exception of the “Excluded Intellectual Property”, as defined in the License Agreement; or (b) any improvements on the “Licensed Methods” within the “Field”, as both terms are defined in the License Agreement. All Improvements shall be assignable to Dartmouth and shall become subject to the License Agreement as “Dartmouth Patent Rights” or “Dartmouth Know-How”, as appropriate, for all purposes thereof.

Section 11. License Rights. Dartmouth hereby grants MASCOMA the option to obtain a world-wide, royalty-bearing license under Dartmouth Patent Rights, and Dartmouth Know-How, and Joint Patent Rights, to make, have made, use and sell (in a designated field of use, where appropriate) the products embodying or produced through the use of Dartmouth’s or joint inventions, which are not Improvements, at reasonable terms and conditions as the parties may agree; except to the extent of any rights required to be granted to the Government of the United States of America pursuant to 35 U.S.C. §§200-211. MASCOMA shall have the right during the Contract Period and for a period of forty five (45) days after the expiration of the Contract Period to exercise this option. If within ninety (90) days from the option exercise after good faith negotiations parties fail to reach an agreement on the license terms, or if MASCOMA decides to forgo the option, Dartmouth shall be free to offer commercial license rights to any third party or to dispose of its inventions or other rights resulting therefrom in any other way it deems appropriate.

Section 12. Patents and Patent Expenses. MASCOMA will reimburse Dartmouth for all costs associated with obtaining and maintaining Dartmouth Patent Rights. The foregoing notwithstanding, if MASCOMA decides that it does not want to pay for the costs of patent prosecution or maintenance of a particular aspect of Dartmouth Patent Rights in a particular country, MASCOMA shall have no obligation to reimburse Dartmouth for such costs and such Dartmouth Patent Rights in such country shall cease to be subject to the license granted to MASCOMA under the License Agreement or, in the event that such Dartmouth Patent Rights are not subject to the license granted to MASCOMA under the License Agreement, the option granted under Section 11 to MASCOMA by Dartmouth shall lapse in respect to the Dartmouth Patent Rights for which MASCOMA declines to reimburse the cost to Dartmouth. Dartmouth shall also have the right to obtain patent protection on its own and at its own expense for Joint Patent Rights in the names of Dartmouth and MASCOMA in any country for which MASCOMA decides not to pay the costs of obtaining such patent protection in such country, and Dartmouth’s interest in such Joint Patent Rights in such country shall cease to be subject to the license granted to MASCOMA under the License Agreement or, in the event that such Joint Patent Rights are not subject to the license granted to MASCOMA under the License Agreement, the option granted under Section 11 to MASCOMA by Dartmouth shall lapse in respect to Dartmouth’s rights under Joint Patent Rights. Dartmouth agrees that it will consult with MASCOMA on prosecution of patent applications containing claims based on Dartmouth Know-How which are the subject to the License Agreement or option granted Section 11, and will make a good faith effort to incorporate MASCOMA’s reasonable comments.

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Section 13. Mutual Confidentiality. MASCOMA and Dartmouth realize that some information received by one party from the other pursuant to this Agreement shall be confidential. It is therefore agreed that any information received by one party from the other, and clearly designated in writing as “CONFIDENTIAL” at the time of transfer, shall not be disclosed by either party to any third party and shall not be used by either party for purposes other than those contemplated by this Agreement for a period of three (3) years from the termination of the Agreement, unless or until —

(a) said information shall become known to third parties or shall become publicly known through no fault of the receiving party, or

(b) said information was already in the receiving party’s possession prior to the disclosure of said information to the receiving party, except in cases when the information has been covered by a preexisting confidentiality agreement, or

(c) said information shall be subsequently disclosed to the receiving party by a third party who is not under any obligation of confidentiality to the disclosing party, or

(d) said information is approved for disclosure by prior written consent of the disclosing party, or

(e) said information is independently developed by receiving party or its representatives entirely without reference to information received from the disclosing party and marked confidential, or

(f) said information is required to be disclosed by court rule or governmental law or regulation, provided that the receiving party gives the disclosing party prompt notice of any such requirement and cooperates with the disclosing party in attempting to limit such disclosure.

Section 14. Corporate Action. Dartmouth and MASCOMA each represent and warrant to the other party that they have full power and authority to enter into this Agreement and carry out the transactions contemplated hereby and that all necessary corporate action had been duly taken in this regard.

Section 15. Payments. For the rights and privileges granted under this Agreement, MASCOMA shall pay to Dartmouth 12% of the Research Support listed in Section 8 within 30 days of the execution of this Agreement and the remaining 88% in eight equal quarterly payments thereafter. Each of the quarterly payments shall be due within 30 days of the passage of successive three months increments from the Effective Date.

Section 16. Reports. Dartmouth shall furnish MASCOMA written quarterly reports during the term of this Agreement summarizing the research conducted in accordance with the Research Plan. A final written report stating the accomplishments and significant research findings shall be submitted to MASCOMA within ninety (90) days of the expiration of this Agreement.

Section 17. Publications. Dartmouth retains the rights to report on the results of research

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under this Agreement in professional journals, meetings, seminars, and the like. Appropriate recognition of MASCOMA’s support will be included in all such reports. However, in recognition of MASCOMA’s desire for patent protection, Dartmouth shall provide MASCOMA with the final draft of any manuscripts and disclosures, to be made orally or in any other manner, including, without limitation, electronic communication, describing results of research arising from the Research Support at least sixty (60) days prior to publication or disclosure.

Section 18. Use of Name. MASCOMA shall not use and shall not permit to be used by any other person or entity the name of Dartmouth, nor any adaptation thereof, or the name of Dartmouth’s employees, in any advertising, promotional or sales literature, or for any other purpose without prior written permission of Dartmouth.

Section 19. Indemnity. MASCOMA shall defend and indemnify and hold Dartmouth its trustees, employees, officers and agents harmless for any judgments and other liabilities based upon claims or causes of action against Dartmouth or its employees which arise out of (i) the design, production, development, manufacture, sale, use in commerce, lease or promotion by MASCOMA, its Affiliates, agents and sublicensees of any product, process or service relating to, or developed pursuant to, this Agreement or (ii) any other activities to be carried out pursuant to this Agreement, except to the extent that such judgments or liabilities arise in whole or in part from the gross negligence or willful misconduct of Dartmouth or its employees. Dartmouth agrees to promptly notify MASCOMA of any such claim coming to its attention and to cooperate fully with MASCOMA in the defense of such claim. If any such claims or causes of action are made, Dartmouth shall be defended by counsel to MASCOMA, subject to Dartmouth’s approval, which shall not be unreasonably withheld.

DARTMOUTH MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING

THE RESULTS OF RESEARCH PERFORMED UNDER

THE RESEARCH PLAN OR OF THE MERCHANTABILITY OR FITNESS FOR

A PARTICULAR PURPOSE OF SUCH RESEARCH OR RESULTS

Section 20. Termination. Performance under this Agreement may be terminated by MASCOMA upon sixty (60) days written notice; performance may be terminated by Dartmouth if circumstances beyond its control preclude continuation of the research. Upon termination, Dartmouth will be reimbursed as specified in Section 14 for all costs and non-cancelable commitments incurred in the performance of the research, such reimbursement not to exceed the total estimated project cost specified in Section 8.

Section 21. Prior Obligations. Termination of this Agreement for any reason shall not release either party from any obligation theretofore accrued.

Section 22. Governing Law. This Agreement shall be construed, governed, interpreted and enforced according to the substantive laws of the State of New Hampshire without regard to its principles of conflicts of laws.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Section 23. Notices. Any notice or communication required or permitted to be given by either party hereunder, shall be deemed sufficiently given, if mailed by certified mail, return receipt requested, and addressed to the party to whom notice is given as follows:

If to MASCOMA, to:

Colin South, President
Mascoma Corporation
161 First Street, 2nd Floor East
Cambridge, MA 02142

with a copy, which copy shall not constitute notice, to:

Peter M. Rosenblum, Esq.
Foley Hoag LLP
155 Seaport Boulevard
Boston, MA 02210

If to Dartmouth, to:

Alla Kan, Director
Technology Transfer Office
Dartmouth College
11 Rope Ferry Road, #6210
Hanover, New Hampshire 03755-1404

Section 24. Assignment. Neither party shall assign or transfer this Agreement without the express prior written consent of the other; provided however that this Agreement and any rights or obligations hereunder may be assigned by MASCOMA, without such consent, in whole or in part, in connection with the transfer of all or substantially all of its business or assets pertaining to the Dartmouth Patent Rights licensed hereunder to the acquiring party or in the event of its merger or consolidation with that acquiring party, if and only if the assignee shall assume all obligations of MASCOMA under this Agreement, and thereafter the Agreement shall inure to the benefit of such acquiring party as fully as if it were MASCOMA; and provided however that at any time all or any part of the securities of MASCOMA may be sold or otherwise transferred to any person or entity and this Agreement and MASCOMA’s rights hereunder shall survive such sale or transfer.

Section 25. Entire Agreement. This Agreement represents the entire Agreement between the parties as of the Effective Date hereof and may only be subsequently altered or modified by an instrument in writing signed by the party to be bound.

Section 26. Waiver. A failure by one of the parties to this Agreement to assert its rights for or upon any breach or default of this Agreement shall not be deemed a waiver of such rights nor shall any such waiver be implied from acceptance of any payment. No such failure or waiver in writing by any one of the parties hereto with respect to any rights, shall extend to or affect any subsequent breach or impair any right consequent thereon.

Section 27. Severability. The parties agree that it is the intention of neither party to violate any public policy, statutory or common laws, and governmental or supranational regulations; that if any sentence, paragraph, clause or combination of the same is in violation of any applicable law or regulation, or is unenforceable or void for any reason whatsoever, such sentence, paragraph, clause or combinations of the same shall be inoperative and the remainder of the Agreement shall remain binding upon the parties.

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Section 28. Mediation and Arbitration. Both parties agree that they shall attempt to resolve any dispute arising from this Agreement through mediation. Both parties agree that at least one employee or agent, capable of negotiating an agreement on behalf of his employer, shall, within three weeks of receipt of written notification of a dispute, meet with at least one employee or agent of the other party who is also capable of negotiating an agreement on behalf of his employer. If no agreement can be reached, both parties agree to meet again within a four week period after the initial meeting to negotiate in good faith to resolve the dispute. If no agreement can be reached after this second meeting, both parties agree to submit the dispute to binding arbitration under the Rules (the “Rules”) of the American Arbitration Association (the “Association”) before a single arbitrator.

Section 29. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not constitute a part hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, the day and year herein written.

THE TRUSTEES OF DARTMOUTH COLLEGE

By	/s/ Alla Kan
Alla Kan, Director
Technology Transfer Office

Date July 10, 2006

MASCOMA CORPORATION

By	/s/ Colin South
Colin South
President

Date 7/15/06

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ATTACHMENT A

DARTMOUTH CONTRACT WORKSHEET

Timeframe		Indirect Rate
Q1	Apr - Jun 06	0.35
Q2	Jul - Sep 06
Q3	Oct - Dec 06
Q4	Jan - Mar 07
Q5	Apr - Jun 07
Q6	Jul - Sep 07
Q7	Oct - Dec 07
Q8	Jan - Mar 08

YEAR ONE

	Percent Time on Project
Person ID	Level	Base Salary	Q1	Q2	Q3	Q4	Ave	Fringe Ra	Monthly	Salary	Stipend	Tuition	Fringe	Direct	Indirect	Total
1 L. Lynd	Faculty	165,000	16%	16%	16%	16%	16%	0.38	$13,750	$26,538		$0	$9,952	$36,489	$12,771	$49,260
2 D. Olson	Student	21,520	100%	0%	0%	0%	25%				$5,380	$5,179	$1,570	$12,129	$2,433	$14,561
3 J. McBride	Student	21,520	100%	100%	100%	100%	100%				$21,520	$20,714	$1,570	$43,804	$8,082	$51,886
4 X. Shao	Student	21,520	100%	100%	100%	0%	75%				$16,140	$15,536	$1,570	$33,246	$6,199	$39,444
5 J. Shaw	Student	21,520	100%	100%	100%	100%	100%				$21,520	$20,714	$1,570	$43,804	$8,082	$51,886
6 K. Podkaminer	Student	21,520	100%	100%	100%	100%	100%				$21,520	$20,714	$1,570	$43,804	$8,082	$51,886
7 S. All	Student	21,520	0%	50%	100%	0%	38%				$8,070	$20,714	$589	$29,373	$3,031	$32,403
8 J. Zhang	Student	21,520	100%	100%	100%	100%	100%				$21,520	$20,714	$1,570	$43,804	$8,082	$51,886
9 M. Laser		70,000	15%	15%	15%	15%	15%	0.38	$5,833	$10,500		$0	$3,938	$14,438	$5,053	$19,491
10 J. Durrell		48,000	25%	25%	25%	25%	25%	0.38	$4,000	$12,000		$0	$4,500	$16,500	$5,775	$22,275
11 K. Deleault		37,500	100%	100%	100%	100%	100%	0.25	$3,125	$37,500		$0	$9,469	$46,969	$16,439	$63,408
12 J. Donoghue		55,000	100%	67%	0%	0%	42%	0.25	$4,583	$22,917		$0	$5,786	$28,703	$10,046	$38,749
13 P. Thorne		65,000	100%	67%	0%	0%	42%	0.25	$5,417	$27,083		$0	$6,839	$33,922	$11,873	$45,795
14 J. Bardsley		65,000	50%	33%	0%	0%	21%	0.25	$5,417	$13,542		$0	$3,419	$16,961	$5,936	$22,897
15 C. Liu		65,000	17%	33%	0%	0%	13%	0.25	$5,417	$8,125		$0	$2,052	$10,177	$3,562	$13,738
16 S. Rogers		60,000	75%	100%	100%	100%	94%	0.25	$5,000	$56,250		$0	$14,203	$70,453	$24,659	$95,112
17 Summer A	Temp	24,000	33%	67%	0%	0%	25%		$2,000	$5,976		$0	$0	$5,976	$2,092	$8,068
18 Summer B	Temp	24,000	33%	67%	0%	0%	25%		$2,000	$5,976		$0	$0	$5,976	$2,092	$8,068
19 Summer C	Temp	24,000	33%	67%	0%	0%	25%		$2,000	$5,976		$0	$0	$5,976	$2,092	$8,068
20 Summer D	Temp	24,000	33%	67%	0%	0%	25%		$2,000	$5,976		$0	$0	$5,976	$2,092	$8,068

										$238,358	$115,670	$124,284	$70,166	$548,478	$148,468	$696,945
		FTE	12.30	12.72	8.56	6.56	10.04

Timeframe		Other Items	Direct	Indirect	Total
Ql	Apr - Jun 06	Supplies	$240,000	$84,000	$324,000
Q2	Jul - Sep 06	Travel	$10,000	$3,500	$13,500
Q3	Oct - Dec 06	Equipment	$100,000	$0	$100,000

Q4	Jan - Mar 07	Subtotal	$350,000	$87,500	$437,500
Q5	Apr - Jun 07
Q6	Jul - Sep 07	Personnel	$548,478	$148,468	$696,945
Q7	Oct - Dec 07
Q8	Jan - Mar 08	Total	$898,478	$235,968	$1,134,445

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

YEAR TWO

	Percent Time on Project
Person ID	Level	Base Salary	Q5	Q6	Q7	Q8	Ave	Fringe Ra	Monthly	Salary	Stipend	Tuition	Fringe	Direct	Indirect	Total
1 L. Lynd	Faculty	165,000	16%	16%	16%	16%	16%	0.38	$13,750	$26,538		$0	$10,084	$36,622	$12,818	$49,439
2 J. McBride	Student	22,000	100%	0%	0%	0%	25%				$5,380	$5,500	$1,570	$12,450	$2,433	$14,883
3 J. Shaw	Student	22,000	100%	0%	0%	0%	25%				$5,380	$5,500	$1,570	$12,450	$2,433	$14,883
4 K. Podkamirier	Student	22,000	100%	100%	100%	100%	100%				$21,520	$22,000	$1,570	$45,090	$8,082	$53,172
5 J. Zhang	Student	22,000	100%	0%	0%	0%	25%				$5,380	$5,500	$1,570	$12,450	$2,433	$14,883
6 Grad Student A	Student	22,000	0%	33%	100%	100%	58%				$12,535	$12,815	$1,570	$26,920	$4,937	$31,857
7 M. Laser		73,500	15%	15%	15%	15%	15%	0.38	$6,125	$11,025		$0	$4,190	$15,215	$5,325	$20,540
8 J. Durrell		50,400	25%	25%	25%	25%	25%	0.38	$4,200	$12,600		$0	$4,788	$17,388	$6,086	$23,474
9 K. Deleault		41,250	100%	100%	100%	100%	100%	0.26	$3,438	$41,250		$0	$10,725	$51,975	$18,191	$70,166
10 S. Rogers		63,000	100%	100%	100%	100%	100%	0.26	$5,250	$63,000		$0	$16,380	$79,380	$27,783	$107,163
11 Postdoc A		50,000	100%	100%	100%	100%	100%	0.26	$4,167	$50,000		$0	$13,000	$63,000	$22,050	$85,050
12 tbd		60,000	0%	0%	0%	0%	0%	0.26	$5,000	$0		$0	$0	$0	$0	$0
13 tbd		60,000	0%	0%	0%	0%	0%	0.26	$5,000	$0		$0	$0	$0	$0	$0
14 tbd		60,000	0%	0%	0%	0%	0%	0.26	$5,000	$0		$0	$0	$0	$0	$0
15 tbd		60,000	0%	0%	0%	0%	0%	0.26	$5,000	$0		$0	$0	$0	$0	$0

										$204,413	$50,195	$51,315	$67,017	$372,940	$112,569	$485,508
		FTE	7.56	4.89	5.56	5.56	5.89

Other Items	Direct	Indirect	Total
Supplies	$140,933	$49,326	$190,259
Travel	$10,000	$3,500	$13,500

Subtotal	$150,933	$52,826	$203,759
Personnel	$372,940	$112,569	$485,508
Total	$523,872	$165,395	$689,267
2 Yr Total	$1,422,350	$401,363	$1,823,713

Workplan for Dartmouth Contract

[***]	J. Shaw, D. Olson, Summer A
[***]	J. Zhang
[***]	J. McBride, K. Deleault, Postdoc A
[***]	S. Rogers
[***]	X. Shao, M. Laser
[***]	K. Podkaminer, S. All, Summer B
[***]	J. Bardsley, C. Liu, P. Thorne, Summer C, Summer D

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Attachment B. Workplan

Work supported by this subcontract is to be carried out in Professor Lynd’s laboratories at the Thayer School, and will be directed jointly by Dr. Lynd and Mascoma Vice President of Research and Development David Hogsett. The effort mounted at Dartmouth will be larger and broader until August of 2006, when most non-students supported by the contract will move to Mascoma’s new facilities in Centerra. Once the Mascoma facility at Centerra is operational, complementary work is expected to proceed there directed toward goals that are also being pursued by personnel remaining at Dartmouth. For at least some of the goals listed below, funding made available through this research agreement is expected to be augmented by funding from other governmental sources (e.g. DOE Energy Biosciences Program, NIST), potentially including funding not yet in hand.

Over the period of this research agreement, Mascoma expects to perform laboratory R&D work directed toward 8 goals as listed below. Names of existing members of the Lynd group who are expected to be involved with the various objectives are also indicated. It is anticipated that some additional staffing will be added. Work supported by the Dartmouth research agreement will be carried out pursuant to all but one of these goals, with some aspects of pursuing each of the goals expected to be carried out exclusively by Mascoma. Background information relevant to the work outlined below may be found in recent references from the Lynd group (1, 2, 3).

Goal 1. [***]

Goal 2. [***]

Goal 3. [***]

Goal 4. [***]

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.

Goal 5. [***]

Goal 6. [***]

Goal 7. [***]

Goal 8. Deployment support.

[***]

References

1.	Lynd, L.R., P.J. Weimer, W.H. van Zyl, I.S. Pretorius. 2002. Microbial cellulose utilization: fundamentals and biotechnology. Microbiol. Mol. Biol. Rev. 66:506- 577.

2.	Lynd, L.R., W. H. van Zyl, J.E. McBride, and M. Laser. 2005. Consolidated bioprocessing of cellulosic biomass: an update. Curr. Opin. Biotechnol. 16:577- 583.

3.	Lynd, L.R., Weimer, P.J., Wolfaardt, G., Zhang, Y-H.P. “Cellulose hydrolysis by Clostridium thermocellum: A Microbial Perspective.” In: Kataeva I.A., ed. Cellulosome. Nova Science Publishers, Inc., Hauppauge, NY, USA. In press.